Long-Term Debt Covenants Description (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2015 USD ($)	Dec. 31, 2014 USD ($)
Debt Instrument [Line Items]
Ratio Of EBITDA To Net Interest Expense	2
Restricted cash	$ 17,000	$ 15,000
Net Total Indebtedness to the aggregate Market Value of the Total fleet	72.50%
Collateral Maintenance Requirement	125.00%
Debt Instrument Covenant Description	The Partnership's credit facilities contain customary ship finance covenants, including restrictions as to: changes in management and ownership of the mortgaged vessels, the incurrence of additional indebtedness, the mortgaging of vessels, the ratio of EBITDA to Net Interest Expenses shall be no less than 2:1, minimum cash requirement of $500 per vessel, as well as the ratio of net Total Indebtedness to the aggregate Market Value of the total fleet shall not exceed 0.725:1. As of December 31, 2015 and 2014, restricted cash amounted to $17,000 and $15,000, respectively and is presented under other non-current assets. The credit facilities also contain the collateral maintenance requirement in which the aggregate average fair market value, of the collateral vessels shall be no less than 125% of the aggregate outstanding amount under these facilities. Also the vessel-owning companies may pay dividends or make distributions when no event of default has occurred and the payment of such dividend or distribution has not resulted in a breach of any of the financial covenants. As of December 31, 2015 and 2014 the Partnership was in compliance with all financial debt covenants.
Minimum
Debt Instrument [Line Items]
Restricted cash	$ 500	$ 500